Dear Investment Community:

         We are pleased to present you with our January 30 ATA Holdings Corp. Investor Update. We hope that you find this to be a useful supplement to our fourth quarter 2003 earnings release, which will occur Monday, February 2. The operating statistics shown below reflect actual 2003 and forecasted 2004 traffic and capacity statistics, as well as fuel consumption, capital expenditures, and aircraft in fleet. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                          Sincerely,
                                          David M. Wing
                                          Executive Vice President and CFO


                       ATA HOLDINGS CORP. INVESTOR UPDATE
                             As of January 30, 2004

                  Capacity (expressed in Available Seat Miles)
                                  (in millions)

--------------------------------------------------------------------------------------------------------------------------
Business Unit                       1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003  Full Year 2003
                                        (Actual)           (Actual)           (Actual)         (Actual)         (Actual)
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                     3,770            4,095             4,223            4,338            16,425
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             26.7%            26.1%             18.5%            21.0%             22.8%
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                    77               78                77               79               310
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             71.1%            62.5%             16.7%             1.3%             30.8%
--------------------------------------------------------------------------------------------------------------------------
Military                                     1,083              947               711              685             3,426
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            119.2%            85.7%             28.1%            25.7%             62.8%
--------------------------------------------------------------------------------------------------------------------------
Charter                                        355              248               171              174               949
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -55.1%           -43.8%            -43.9%           -48.8%             -49.4%
--------------------------------------------------------------------------------------------------------------------------
Sub-service                                      0                2                 2               11                15
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)           -100.0%           -50.0%            -60.0%               NA             36.4%
--------------------------------------------------------------------------------------------------------------------------
Total                                        5,285            5,370             5,184            5,287            21,126
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             22.7%            26.4%             15.4%            16.2%             20.0%
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Business Unit                     1st Quarter 2004    2nd Quarter 2004  3rd Quarter 2004  4th Quarter 2004  Full Year 2004
                                     (Forecasted)        (Forecasted)       (Forecasted)     (Forecasted)    (Forecasted)
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                     4,643            4,752             4,880            4,853            19,126
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             23.2%            16.0%             15.6%            11.9%             16.4%
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                    79               79                79               78               315
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              2.6%             1.3%              2.6%            -1.3%              1.6%
--------------------------------------------------------------------------------------------------------------------------
Military                                       685              782               750              626             2,842
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -36.7%           -17.4%              5.5%            -8.6%            -17.0%
--------------------------------------------------------------------------------------------------------------------------
Charter                                        189              151               166              175               682
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -46.8%           -39.1%             -2.9%             0.6%            -28.1%
--------------------------------------------------------------------------------------------------------------------------
Sub-service                                      0                0                 0                0                 0
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)                NA               NA                NA               NA                NA
--------------------------------------------------------------------------------------------------------------------------
Total                                        5,595            5,764             5,874            5,731            22,965
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              5.9%             7.3%             13.3%             8.4%              8.7%
--------------------------------------------------------------------------------------------------------------------------

                                 Traffic (expressed in Revenue Passenger Miles)
                                                   (in millions)

--------------------------------------------------------------------------------------------------------------------------
Business Unit                      1st Quarter 2003   2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003  Full Year 2003
                                        (Actual)           (Actual)         (Actual)           (Actual)        (Actual)
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                     2,638            3,139             3,212            2,898           11,888
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             22.4%            26.2%             19.2%            19.7%            21.8%
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                    46               52                47               47              192
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             58.6%            52.9%              6.8%             2.2%            25.5%
--------------------------------------------------------------------------------------------------------------------------
Military                                       402              398               356              367            1,523
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             87.9%            57.3%             41.3%            38.0%            54.6%
--------------------------------------------------------------------------------------------------------------------------
Charter                                        285              195               141              127              747
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -55.0%           -44.1%            -42.9%           -49.8%            -49.6%
--------------------------------------------------------------------------------------------------------------------------
Sub-service                                      0                1                 1                7                9
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)           -100.0%           -50.0%            -50.0%               NA            80.0%
--------------------------------------------------------------------------------------------------------------------------
Total                                        3,371            3,785             3,757            3,447           14,359
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             11.2%            21.1%             16.0%            15.4%            15.9%
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Business Unit                      1st Quarter 2004   2nd Quarter 2004  3rd Quarter 2004  4th Quarter 2004  Full Year 2004
                                      (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)    (Forecasted)
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                     3,467            3,787             3,823            3,546           14,623
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             31.4%            20.6%             19.0%            22.4%            23.0%
--------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                    49               53                50               47              199
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              6.5%             1.9%              6.4%             0.0%             3.6%
--------------------------------------------------------------------------------------------------------------------------
Military                                       300              321               302              283            1,206
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -25.4%           -19.3%            -15.2%           -22.9%           -20.8%
--------------------------------------------------------------------------------------------------------------------------
Charter                                        127              101               109              117              455
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -55.4%           -48.2%            -22.7%            -7.9%           -39.1%
--------------------------------------------------------------------------------------------------------------------------
Sub-service                                      0                0                 0                0                0
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)                NA               NA                NA               NA               NA
--------------------------------------------------------------------------------------------------------------------------
Total                                        3,943            4,262             4,285            3,992           16,483
--------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             17.0%            12.6%             14.1%            15.8%            14.8%
--------------------------------------------------------------------------------------------------------------------------

                                                           Fuel Outlook

----------------------------------------------------------------------------------------------------------------------------
                                  1st Quarter 2003   2nd Quarter 2003  3rd Quarter 2003   4th Quarter 2003   Full Year 2003
                                      (Actual)           (Actual)          (Actual)           (Actual)          (Actual)
----------------------------------------------------------------------------------------------------------------------------
Price per Gallon                           $1.088           $0.970            $0.964            $0.979             $1.000
----------------------------------------------------------------------------------------------------------------------------
Gallons Consumed (000)                     69,020           70,206            67,649            69,122            275,996
----------------------------------------------------------------------------------------------------------------------------
% Gallons Hedged                               0%               0%                0%                0%                 0%
----------------------------------------------------------------------------------------------------------------------------
% Gallons Military(1)                         25%              22%               17%               17%                20%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                   1st Quarter 2004   2nd Quarter 2004   3rd Quarter 2004   4th Quarter 2004  Full Year 2004
                                     (Forecasted)       (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)
----------------------------------------------------------------------------------------------------------------------------
Price per Gallon                           $1.144            $1.050             $0.997            $0.989             $1.043
----------------------------------------------------------------------------------------------------------------------------
Gallons Consumed (000)                     72,150            75,570             77,489            73,868            299,078
----------------------------------------------------------------------------------------------------------------------------
% Gallons Hedged                               0%                0%                 0%                0%                 0%
----------------------------------------------------------------------------------------------------------------------------
% Gallons Military(1)                         16%               17%                16%               15%                16%
----------------------------------------------------------------------------------------------------------------------------


                           ATAH Fleet Summary Year-End 2002 to Year-End 2004

-----------------------------------------------------------------------------------------------------------
Aircraft Type                12/31/02         Change        12/31/03          Change          12/31/04
                             (Actual)        (Actual)       (Actual)        (Projected)      (Projected)
-----------------------------------------------------------------------------------------------------------
Boeing 737-800                  30              2              32                2               34
-----------------------------------------------------------------------------------------------------------
Boeing 757-200                  16             -1              15                3               18
-----------------------------------------------------------------------------------------------------------
Boeing 757-300                  10              2              12                0               12
-----------------------------------------------------------------------------------------------------------
Boeing 727-200                   0              0               0                0                0
-----------------------------------------------------------------------------------------------------------
Lockheed L1011                  10             -4               6               -1                5
-----------------------------------------------------------------------------------------------------------
Total Jets                      66             -1              65                4               69
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Saabs                           17              0              17                0               17
-----------------------------------------------------------------------------------------------------------


                   Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                       (in millions)

---------------------------------------------------------------------------------------------------------------------------------
                                          1st Quarter 2003  2nd Quarter 2003  3rd Quarter 2003  4th Quarter 2003   Full Year 2003
                                              (Actual)          (Actual)          (Actual)         (Actual)          (Actual)
---------------------------------------------------------------------------------------------------------------------------------
Non-Flight Capital Expenditures                  ($4)              ($8)             ($5)              ($3)            ($21)
---------------------------------------------------------------------------------------------------------------------------------
Aircraft Maintenance and Parts                   ($6)             ($11)             ($2)              ($3)            ($22)
---------------------------------------------------------------------------------------------------------------------------------
              Total Capital Expenditures        ($10)             ($19)             ($7)              ($6)            ($43)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Aircraft Deposit Inflows (Outflows)(2)            $0                $4               $4                $0               $8
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                         1st Quarter 2004   2nd Quarter 2004  3rd Quarter 2004  4th Quarter 2004   Full Year 2004
                                           (Forecasted)       (Forecasted)      (Forecasted)       (Forecasted)      (Forecasted)
---------------------------------------------------------------------------------------------------------------------------------
Non-Flight Capital Expenditures                  ($5)              ($4)             ($6)              ($4)            ($19)
---------------------------------------------------------------------------------------------------------------------------------
Aircraft Maintenance and Parts                   ($9)             ($12)            ($16)             ($13)            ($50)
---------------------------------------------------------------------------------------------------------------------------------
              Total Capital Expenditures        ($14)             ($16)            ($22)             ($17)            ($69)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Aircraft Deposit Inflows (Outflows)(3)            $0                $0             ($10)              ($8)            ($18)
---------------------------------------------------------------------------------------------------------------------------------


(1) The Company's military contracts contain fuel escalation clauses that act as natural hedges by limiting exposure to increases in fuel price

(2)  Net of financing

(3) Deposit figures assume ATA takes delivery of seven 737-800 aircraft in the second half of 2005. These seven deliveries may be deferred if suitable financing is not available. Figures shown are cash outflows, net of financing

Note: Numbers may not sum due to rounding